                                                                 EXHIBIT 10.23



                                                                  Execution Copy

                     FIRST AMENDMENT TO SETTLEMENT AGREEMENT

                  THIS FIRST AMENDMENT TO SETTLEMENT AGREEMENT (this "Amendment") is made and entered into as of the 27 day of October, 2003, by and among:

                  MARINER HEALTH CARE, INC., a Delaware corporation ("Mariner"), formerly known as Mariner Post-Acute Network, Inc. ("MPAN") and successor by merger to Mariner Health Group, Inc., a Delaware corporation ("MHG"), individually and on behalf of each of its subsidiaries and affiliates identified on Exhibit A attached hereto and made a part hereof (individually, a "Mariner Entity") and collectively, the ("Mariner Entities"); and

                  BELLEAIR EAST MEDICAL INVESTORS, LTD. (L.P.) ("Belleair East"), DALLAS MEDICAL INVESTORS, LTD. (L.P.) ("Dallas Medical"), DENVER MEDICAL INVESTORS, LTD. (L.P.) ("Denver Medical"), FT. BEND MEDICAL INVESTORS, LTD. (L.P.) ("Ft. Bend Medical"), HOUSTON-NORTHWEST MEDICAL INVESTORS, LTD. (L.P.) ("Houston-Northwest Medical"), MELBOURNE HEALTHCARE ASSOCIATES, LTD. ("Melbourne Healthcare"), NORTHWEST HEALTHCARE, L.P. ("Northwest Healthcare"), ORANGE HEALTHCARE, LTD. (L.P.) ("Orange Healthcare"), PINELLAS III HEALTHCARE, LTD. (L.P.) ("Pinellas III Healthcare"), POLK HEALTHCARE, L.P. (LTD.) ("Polk Healthcare"), PT. CHARLOTTE HEALTHCARE, LTD. (L.P.) ("Pt. Charlotte Healthcare"), SOUTH DENVER HEALTHCARE ASSOCIATES, LTD. (L.P.) ("South Denver Healthcare"), and TALLAHASSEE HEALTHCARE ASSOCIATES, LTD. (L.P.) ("Tallahassee Healthcare"), (Belleair East, Dallas Medical, Denver Medical, Ft. Bend Medical, Houston-Northwest Medical, Melbourne Healthcare, Northwest Healthcare, Orange Healthcare, Pinellas III Healthcare, Polk Healthcare, Pt. Charlotte Healthcare, South Denver Healthcare, and Tallahassee Healthcare being collectively referred to herein as the "Landlords"); and

                  ARLINGTON HEIGHTS MEDICAL INVESTORS, LTD. ("Arlington"), VILLA MEDICAL INVESTORS, LTD. ("Villa Medical") KENANSVILLE MEDICAL INVESTORS, LTD ("Kenansville"), CREEK FOREST, LIMITED ("Creek Forest"), FT. WORTH MEDICAL INVESTORS, LTD. ("Ft. Worth Medical"), SAMUEL B. KELLETT ("Sam Kellett"), STILES
A. KELLETT, JR. ("Stiles Kellett"), SUN CITY CENTER ASSOCIATES, LTD. (L.P.) ("Sun City Associates"), THE CHARLOTTE RICH KELLETT IRREVOCABLE TRUST DATED NOVEMBER 1, 1991, acting through William R. Bassett, as Trustee (the "CRK Trust"), KELLETT PARTNERS, L.P. ("Kellett Partners"), THE SAMUEL B. KELLETT, JR. IRREVOCABLE TRUST DATED NOVEMBER 1, 1991, acting through William R. Bassett, as Trustee (the "SBKJR Trust"), and SBK, L.L.C. ("SBK-LLC") (Arlington, Villa Medical, Kenansville, Creek Forest, Ft. Worth Medical, Sam Kellett, Stiles Kellett, Sun City Associates, the CRK Trust, Kellett Partners, the SBKJR Trust and SBK-

LLC together with the Landlord, being collectively referred to herein as the "Kellett Entities"); and

                                   WITNESSETH

                  WHEREAS, the Mariner Entities and the Kellett Entities are parties to that certain Settlement Agreement dated as of January 25, 2002 (the "Original Settlement Agreement"), pursuant to which they settled certain claims between various Mariner Entities, on the one hand, and various Kellett Entities, on the other, all as more particularly set forth therein; and

                  WHEREAS, the Original Settlement Agreement provided, among other things, that as a material inducement for the Mariner Entities to enter into the Original Settlement Agreement, Sun City Associates would enter into a management agreement (the "Management Agreement") with MPAN or its affiliated designee for the management of the Lake Towers Retirement Center and the Sun Terrace Nursing Center (collectively, the "Sun City Facilities"), on the terms provided in the form of a management agreement attached as an exhibit to the Original Settlement Agreement, but as of the date specified in the Original Settlement Agreement, the Kellett Entities had not complied; and

                  WHEREAS, the Kellett Entities have requested that the Mariner Entities waive the noncompliance by Sun City Associates with its obligation to provide the Management Agreement with respect to the Sun City Facilities as required under the Original Settlement Agreement, and the Mariner Entities are willing to do so upon the terms, and subject to the conditions, set forth herein; and

                  WHEREAS, as an additional material inducement for the Mariner Entities to enter into the Original Settlement Agreement, Kenansville and Living Centers - Southeast, Inc., a Delaware corporation and a wholly owned subsidiary of MPAN ("LC - Southeast") entered into a lease agreement with respect to the 92-bed nursing facility located in Kenansville, North Carolina, more particularly known as Guardian Care of Kenansville (the "Kenansville Facility"), on terms and conditions set forth in the form of the Kenansville Lease attached to the Original Settlement Agreement, but Kenansville thus far has failed to deliver exclusive possession of the Kenansville Facility to LC - Southeast, free and clear of all rights of other tenants in possession, notwithstanding that the Kellett Entities have represented to the Mariner Entities that it was the intent of Kenansville and the current tenant in possession of the Kenansville Facility (the "Current Kenansville Tenant") that such tenant's lease expired on June 30, 2002; and

                  WHEREAS, the Kellett Entities have requested that the Mariner Entities modify certain terms of the Original Settlement Agreement pertaining to the obligation of the Kellett Entities to deliver exclusive possession of the Kenansville Facility as well as terms governing the obligations of the Kellett Entities in the event they fail to deliver exclusive possession of the Kenansville Facility as provided in the Original Settlement Agreement;

                  NOW, THEREFORE, for and in consideration of the foregoing premises and the mutual covenants and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby amend the Original Settlement Agreement, and further agree, as follows:

                  1. DEFINITIONS. All capitalized terms used in this Amendment but not defined herein shall have the meanings ascribed to such terms in the Original Settlement Agreement.

                  2. MODIFICATION AND REAFFIRMATION OF KENANSVILLE OBLIGATION. Kenansville hereby reaffirms its obligations under Section 3 of the Original Settlement Agreement, subject to the following modifications, to which Kenansville, the other Kellett Entities, LC - Southeast and the other Mariner Entities mutually agree. Notwithstanding anything to the contrary contained in the Original Settlement Agreement:

                  (a) Kenansville shall, (i) no later than November 15, 2003, initiate all necessary legal proceedings and file all necessary pleadings with a court of competent jurisdiction, to obtain a declaratory judgment that the lease under which the Current Kenansville Tenant occupies the Kenansville Facility has expired in accordance with its terms, (ii) diligently prosecute such declaratory judgment action, and if the declaratory judgment action is successful, then pursue eviction action to successful result or until the exhaustion of all available appeals, and (iii) until such declaratory judgment action, and if the declaratory judgment action is successful, until the eviction has been carried out or all available appeals have been exhausted, report to Mariner's General Counsel or Vice President of Real Estate periodically regarding the progress of such declaratory judgment and eviction action as material developments occur, but in any event no less frequently than monthly; and

                  (b) Upon fulfilling the obligations set forth in (a) above, all references to the Two Hundred Fifty Thousand Dollars ($250,000) price adjustment in connection with Tenant's option to purchase the Woodwind Lakes Nursing Facility as a result of Kenansville's failure to deliver possession of the Kenansville Facility to Tenant or one of Tenant's affiliates by June 30, 2002 shall be deleted from Section 3 of the Original Settlement Agreement and shall be void and of no further effect whatsoever.

                  3. WAIVER OF MANAGEMENT AGREEMENT OBLIGATIONS. Upon the consummation of the Closing Date (as defined below), the Mariner Entities shall be deemed to have waived their right to enforce the obligation of Sun City Associates to enter into the Management Agreement, and shall be deemed to have released and forever discharged any claim against the Kellett Entities with respect to such failure.

                  3.a AMENDMENT FEE. In consideration of the Mariner Entities agreeing to amend the Original Settlement Agreement as provided in Sections 2 through 3 above, the Kellett Entities will pay the Mariner Entities Ten Dollars ($10) on the Closing Date (as defined below).

                  4. Closing. The transactions contemplated in Sections 2 through 3 of this Amendment shall be effective upon, and only upon, the consummation of the transactions contemplated by the forms of asset purchase agreements (the "Asset Purchase Agreements") attached to the Master Transaction Agreement between certain of the Kellett Entities, the

Mariner Entities and certain other parties of even date herewith (the "Master Transaction Agreement"), and at the "Closing Date" specified in such forms. In the event the Closing Date as specified in the Asset Purchase Agreements shall not have occurred on or before December 31, 2003 (or such later date as the parties hereto shall have agreed in writing), then and in such event the provisions of Sections 2 through 3 hereof shall be deemed to have been null and void, and of no force or effect, to the same extent as if this Amendment had never been executed and delivered. Nothing contained herein, however, shall diminish or impair the rights or remedies of any party to the Asset Purchase Agreement in the event of a failure of the transactions contemplated thereby, or any of them, to occur.

                  5. DUE AUTHORIZATION. Each of the Kellett Entities hereby represents and warrants that (a) such entities are duly authorized to enter into this Amendment; and (b) the person purporting to execute this Amendment on behalf of each of the Kellett Entities has been duly authorized to execute and deliver this Amendment, including all exhibits thereto, on behalf of and so as to bind each such party. Each of the Mariner Entities covenants to use commercially reasonable efforts to obtain the ratification from each of their respective Boards of Directors of the execution and delivery of this Agreement by the Person executing this Agreement on behalf of each such entity so that this Agreement becomes the binding obligations of each such entity.

                  6. ASSIGNMENT, PREDECESSORS, SUCCESSORS, AND ASSIGNS. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their legal representatives, successors, and assigns.

                  7. NO LIABILITY. The parties to this Amendment each deny liability to the other with regard to the various claims that are released under this Amendment, and nothing contemplated hereby or provided for herein shall in any way or manner be construed as an admission of any allegation, fact or liability or any act of wrongdoing.

                  8. CONSTRUCTION. The parties hereto hereby mutually acknowledge and represent that they have been fully advised by their respective legal counsel of their rights and responsibilities under this Amendment, that they have read, know and understand completely the contents hereof, and that they have voluntarily executed and delivered the same. The parties hereto further hereby mutually acknowledge that they have had input into the drafting of this Amendment and that, accordingly, in any construction to be made of this Amendment, it shall not be construed for or against any party, but rather shall be given a fair and reasonable interpretation, based on the plain language of this Amendment and the expressed intent of the parties.

                  9. ENTIRE AGREEMENT. The Original Settlement Agreement, as amended by this Amendment, constitutes the entire understanding among the parties with respect to the subject matter hereof, superseding all negotiations, all prior discussions, preliminary agreements, representations, warranties, and understandings of the parties, whether oral, written or implied, as to the subject matter hereof. No supplement, modification, or amendment of any of the Original Settlement Agreement or this Amendment shall be binding unless executed in writing by all parties affected thereby. No waiver of any term, provision or condition of any of the Original Settlement Agreement or this Amendment, in any one or more instances, shall be deemed to be or be construed as a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Amendment or the Original Settlement Agreement. No failure to act shall be construed as a waiver of any term, provision, condition or rights granted hereunder.

                  10. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original, so that all of which taken together shall constitute one and the same instrument.

                  11. SEVERABILITY. In the event that any part of this Amendment shall be found to be illegal or in violation of public policy, or for any reason unenforceable at law. such finding shall not invalidate any other part hereof

                  12. CHOICE OF LAW. This Agreement shall be interpreted under, and construed in accordance with, the laws of the State of Georgia, without taking into account the conflict of laws principles thereof.

                  13. REAFFIRMATION. The parties hereto hereby reaffirm the Original Settlement Agreement, as herein modified, and except as expressly modified herein, the Original Settlement Agreement remains unchanged and in full force and effect.

                  14. THIRD PARTY BENEFICIARIES. No provision contained in this Amendment is intended to confer any rights or remedies under or by reason of this Amendment on any person or entity other than the parties hereto.

                  15. No REPRESENTATIONS AND WARRANTIES. Except as expressly set forth in this Amendment, none of the parties hereto makes any representation or warranty, written or oral, express or implied.

                  16. PAYMENT OF EXPENSES. Each party hereto shall bear its own legal, accounting, due diligence and other expenses incurred in connection with the preparation and negotiation of this Amendment and the consummation of the transactions contemplated hereby, whether or not the Closing occurs.

                  17. ATTORNEYS' FEES. In the event of any dispute or controversy arising out of this Amendment, including in connection with the interpretation of any term or condition of this Amendment, the enforcement of the Original Settlement Agreement, as herein amended, damages for breach of any provision thereof, or in the situation where any provision of the Original Settlement Agreement, as herein amended, is validly asserted as a defense, the prevailing party shall be entitled to recover costs of suit, including reasonable attorneys' fees actually incurred, from the other party in addition to any other available remedy.

                  18. CONSENT TO JURISDICTION AND VENUE. The parties hereto consent to the determination by the Bankruptcy Court without a jury trial and in a contested matter as a "core proceeding" (as such term is defined in 28 U.S.C.
Section 157 or any successor provision) of any and all disputes concerning this Amendment, including disputes involving the validity, interpretation, effect, or enforcement of this Amendment, and the parties agree that the Bankruptcy Court shall be the exclusive forum to hear, determine and enter appropriate orders and judgments regarding all such disputes until the closing of the Chapter 11, after which any and all disputes arising out of this Amendment shall be adjudicated by any court of competent jurisdiction.

                  19. NOTICES. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then five
(5) business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

                  If to the Mariner
                  Entities, or any of them: c/o Mariner Health Care, Inc.
                                            One Ravinia Drive, Suite 1500
                                            Atlanta, Georgia 30346
                                            Attention: C. Christian Winkle
                                                       President and Chief
                                                        Executive Officer

                  With copies to:           Mariner Health Care, Inc.
                                            One Ravinia Drive, Suite 1500
                                            Atlanta, Georgia 30346
                                            Attention: Carolina Den Brok-Perez,
                                                        Esq.
                                                       Vice President of Real
                                                        Estate and Associate
                                                        General Counsel; and

                                            Powell, Goldstein, Frazer & Murphy
                                             LLP
                                            191 Peachtree Street, N.E.
                                            16th Floor
                                            Atlanta, Georgia 30303
                                            Attention: Richard E. Green, Esq.

                  If to the Kellett

                  Entities, or any of them: c/o SBK Capital, LLC
                                            1935 Garraux Road
                                            Atlanta, Georgia 30327
                                            Attention: Samuel B. Kellett
                                            Title: Sole Member

                  With a copy to:           Smith, Bassett, Purcell & Koenig
                                            2970 Clairmont Road, Suite 600
                                            Atlanta, Georgia 30329
                                            Attention: William R. Bassett, Esq.

         Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, facsimile, telex, ordinary mail, or electronic mail). Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

                  20. HEADINGS. The descriptive headings of the several paragraphs of this Amendment are inserted for convenience of reference only and do not constitute a part of this Amendment.

                  IN WITNESS WHEREOF, this Amendment has been executed and delivered by authorized officers of each of the Mariner Entities and the Kellett Entities, or by authorized signatories thereof, as of the day and year first above written.

                                             MARINER HEALTH CARE, INC.

                                             /s/ Boyd. P. Gentry
                                             -------------------------
                                             By: Boyd. P. Gentry
                                             Its: Sr. V.P.

                                  BELLEAIR EAST MEDICAL INVESTORS, LTD. (L.P.),
                                         DALLAS MEDICAL INVESTORS, LTD. (L.P.),
                                         DENVER MEDICAL INVESTORS, LTD. (L.P.),
                                       FT. BEND MEDICAL INVESTORS, LTD. (L.P.),
                              HOUSTON-NORTHWEST MEDICAL INVESTORS, LTD. (L.P.),
                                        MELBOURNE HEALTH CARE ASSOCIATES, LTD.,
                                                    NORTHWEST HEALTHCARE, L.P.,
                                                ORANGE HEALTHCARE, LTD. (L.P.),
                                           PINELLAS III HEALTHCARE, LTD. (L.P.),
                                                  POLK HEALTHCARE, L.P. (LTD.),
                                         PT. CHARLOTTE HEALTHCARE, LTD. (L.P.),
                               SOUTH DENVER HEALTHCARE ASSOCIATES, LTD. (L.P.),
                                 TALLAHASSEE HEALTHCARE ASSOCIATES, LTD. (L.P.)

                                    /s/ Samuel B. Kellett
                                    ---------------------
                                    By: Samuel B. Kellett
                                    Sole Member of SBK, L.L.C., General Partner

                                ARLINGTON HEIGHTS MEDICAL
                                INVESTORS, LTD.

                                By: Samuel B. Kellett
                                Its: General Partner

                                By: /s/ Samuel B. Kellett
                                   ----------------------

                                VILLA MEDICAL INVESTORS, LTD.

                                By: Samuel B. Kellett
                                Its: General Partner

                                By: /s/ Samuel B. Kellett
                                   ----------------------

                                KENANSVILLE MEDICAL INVESTORS, LTD.

                                By: Samuel B. Kellett
                                Sole Member of SBK, L.L.C., General Partner

                                By: /s/ Samuel B. Kellett
                                   ----------------------

                                CREEK FOREST, LIMITED

                                By: Samuel B. Kellett
                                Sole Member of SBK, L.L.C., General Partner

                                By: /s/ Samuel B. Kellett
                                   ----------------------

                                FT. WORTH MEDICAL INVESTORS, LTD.

                                /s/ Samuel B. Kellett
                                ----------------------
                                By: Samuel B. Kellett
                                Its: General Partner

                                /s/ SAMUEL B. KELLETT
                                ----------------------
                                SAMUEL B. KELLETT

                                /s/ STILES A. KELLETT, JR.
                                --------------------------
                                STILES A. KELLETT, JR.

                                SUN CITY CENTER ASSOCIATES, L.P.

                                By: Samuel B. Kellett
                                Sole Member of SBK, L.L.C., General Partner

                                By: /s/ Samuel B. Kellett
                                   ----------------------

                                THE CHARLOTTE RICH KELLETT
                                IRREVOCABLE TRUST DATED
                                NOVEMBER 1, 1991

                                By: /s/ William R. Bassett
                                   ----------------------------------
                                   William R. Bassett
                                   Its Trustee

                                KELLETT PARTNERS, L.P.

                                By: /s/ Stiles A. Kellett, Jr.
                                   ---------------------------------------------
                                   Stiles A. Kellett, Jr., authorized agent

                                THE SAMUEL B. KELLETT, JR.
                                IRREVOCABLE TRUST DATED
                                NOVEMBER 1, 1991

                                By: /s/ William R. Bassett
                                   ----------------------------------
                                   William R. Bassett
                                   Its Trustee

                                SBK, L.L.C.

                                By: Samuel B. Kellett
                                Its Sole Member

                                By: /s/ Samuel B. Kellett
                                   ---------------------------------

                                    EXHIBIT A

                          LIST OF MARINER SUBSIDIARIES

Corporation                                                  State of Incorporation
-----------                                                  ----------------------
American Medical Insurance Billing Services, Inc.                    GA
Amerra Properties, Inc.                                              DE
APS Pharmacy Management, Inc.                                        TX
Beechwood Heritage Retirement Community, Inc.                        MD
Brian Center Nursing Care/Austell, Inc.                              GA
Bride Brook Nursing & Rehabilitation Center, Inc.                    CT
Cambridge Bedford, Inc.                                              MI
Cambridge East, Inc.                                                 MI
Cambridge North, Inc.                                                MI
Cambridge South, Inc.                                                MI
Clintonaire Nursing Home, Inc.                                      MI
Compass Pharmacy Services of Texas, Inc.                             DE
Compass Pharmacy Services, Inc.                                      MA
Cornerstone Health Management Company                                DE
Devcon Holding Company                                               DE
EH Acquisition Corp. Ill                                             GA
GCI Health Care Centers, Inc.                                        DE
GCI Rehab, Inc.                                                      CA
GCI-Wisconsin Properties, Inc.                                       WI
GranCare Home Health Services, Inc.                                  CA
GranCare of Michigan, Inc.                                           MI
GranCare South Carolina, Inc.                                        SC
GranCare, LLC                                                        DE
Heritage Nursing Home, Inc.                                          MI
Heritage of Louisiana, Inc.                                          LA
IHS Rehab Partnership, Ltd.                                          TX
LCR, Inc.                                                            DE
Living Centers LTCP Development Company                              DE
Living Centers of Texas, Inc.                                        DE
Living Centers-East, Inc.                                            DE
Living Centers-Rocky Mountain, Inc.                                  NV
Living Centers-Southeast, Inc.                                       NC
Long Ridge Nursing and Rehabilitation Center, Inc.                   CT
Longwood Rehabilitation Center, Inc.                                 MA
Mariner Health at Bonifay, Inc.                                      DE
Mariner Health Care Management Company                               DE
Mariner Health Care of Atlantic Shores, Inc.                         DE
Mariner Health Care of Deland, Inc.                                  DE

1st Amend to Settlement Agmt

National Heritage Realty, Inc.                                       LA
Nightingale East Nursing Center, Inc.                                MI
Pendleton Nursing & Rehabilitation Center, Inc.                      CT
Pinnacle Care Corporation of Huntington                              TN
Pinnacle Care Corporation of Nashville                               TN
Pinnacle Care Corporation of Williams Bay                            TN
Pinnacle Care Corporation of Wilmington                              TN
Pinnacle Pharmaceutical Services, Inc.                               TN
Prism Care Centers, Inc.                                             MA
Prism Health Group, Inc.                                             MA
Prism Home Care, Inc.                                                MA
Prism Home Care Company, Inc.                                        MA
Prism Home Health Services, Inc.                                     MA
Prism Hospital Ventures, Inc.                                        TX
Prism Rehab Systems, Inc.                                            MA
Professional Rx Systems, Inc.                                        FL
Rehability Health Services, Inc.                                     TX
Renaissance Mental Health Center, Inc.                               WI
Sassaquin Nursing & Rehabilitation, Inc.                             MA
Seventeenth Street Associates Limited Partnership                    WV
Summit Hospital of Southeast Arizona, Inc.                           GA
Summit Hospital of Southwest Louisiana, Inc.                         GA
Summit Institute for Pulmonary Medicine and Rehabilitation, Inc.     GA
Summit Institute of Austin, Inc.                                     GA
Summit Medical Holdings, Ltd.                                        DE
Summit Medical Management, Inc.                                      GA
Tampa Medical Associates, Inc.                                       FL
Tri-State Health Care, Inc.                                          WV
Westbury Associates, L.P.                                            GA
Windward Health Care, Inc.                                           MA

1st Amend to Settlement Agmt